Company Presentation – April 2017

Safe Harbor 2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.

Strategic Overview 3 Opportunistic platform focused on upper-upscale, full-service hotels Superior long-term total shareholder return performance Targets moderate debt levels of 55-60% net debt/gross assets Attractive dividend yield Targets cash level of 25-35% of total equity market cap Highly-aligned management team & advisory structure

Recent Developments 4  Q4 2016 Earnings Release:  Q4 RevPAR growth for all hotels not under renovation of 3.2%  Q4 Hotel EBITDA margin for all hotels not under renovation increased 46 bps  Q4 Hotel EBITDA flow-through for all hotels not under renovation of 51%  In February 2017, the Company announced a non-binding proposal to acquire FelCor Lodging Trust Incorporated (NYSE: FCH) ("FelCor") for 1.192 shares of Ashford Trust and securities in Ashford Inc. in exchange for each share of FelCor  In February 2017, the Company announced the appointment of Douglas A. Kessler as Chief Executive Officer effective immediately  Announced enhancements to corporate governance policies

117% -13% 12% 234% 105% 44% 95% 59% 25% -9% 21% -7% 202% 82% 191% 1,497% 296% 90% 120% 59% 29% -8% 33% -25% -100% 0% 100% 200% 300% 400% 500% 600% 700% 800% 900% Inception 10-Yr 9-Yr 8-Yr 7-Yr 6-Yr 5-Yr 4-Yr 3-Yr 2-Yr 1-Yr YTD 2017 Peer Avg AHT Demonstrated Long-Term Track Record 5 (1) Since IPO on August 26, 2003 Peer average includes: CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, RLJ, SHO *1-Yr through Inception Returns as of 12/30/2016; YTD 2017 from 12/30/16 through 3/27/17 Source: SNL Total Shareholder Return Long-term performance significantly outperforms peers 1 2,000

19.4% 6.2% 5.7% 3.4% 3.3% 3.3% 2.5% 2.5% 1.9% 1.8% 1.3% 1.1% 0.8% 0.4% 0.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% AHT APLE HT RLJ CLDT FCH CHSP REIT Avg INN HST PEB DRH SHO LHO XHR Highest Insider Ownership 6 REIT average includes: APLE, HT, RLJ, CLDT, FCH, CHSP, INN, HST, PEB, DRH, SHO, LHO, XHR REIT Source: Latest proxy and other company filings. (1) As of 3/28/2017 (2) Includes direct interests, indirect interests, and interests of related parties Insider Ownership Most highly aligned management team among the lodging REIT sector 1,2

8.2% 6.9% 6.7% 6.6% 6.6% 6.4% 6.3% 6.1% 6.0% 5.9% 5.5% 5.4% 4.6% 4.6% 4.4% 3.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% AHT CHSP CLDT XHR PK APLE LHO HT AHP RLJ REIT Avg PEB DRH SHO HST INN Attractive Dividend Yield 7 REIT average includes: APLE, HT, RLJ, CLDT, FCH, CHSP, INN, HST, PEB, DRH, SHO, LHO, XHR Source: Company filings and market data (1) Coverage ratio as of December 31, 2016 (2) Annualized based on most recent dividend announcement Dividend Yield (as of 3/22/17) Highest dividend yield in the industry and with attractive coverage ratio of 3.1x1 2 2

High Quality, Geographically Diverse Portfolio


Embassy Suites Portland
Portland, OR
Le Meridien Minneapolis
Minneapolis, MN
Chicago Silversmith
Chicago, IL
Marriott Gateway
Arlington, VA
Westin Princeton
Princeton, NJ
Hilton Back Bay
Boston, MA
Marriott Fremont
Fremont, CA
The Churchill
Washington, D.C.
Marriott Beverly Hills
Beverly Hills, CA
Renaissance Nashville
Nashville, TN
W Atlanta Downtown
Atlanta, GA
Hilton Costa Mesa
Costa Mesa, CA
Hilton Santa Fe
Santa Fe, NM
Lakeway Resort & Spa
Austin, TX
Marriott Sugar Land
Sugar Land, TX
Le Pavillon Hotel
New Orleans, LA
Crowne Plaza Key West
Key West, FL

ASHFORD HOSPITALITY TRUST

▲ Ashford Trust Hotels

8

Top 25 74% Top 50 18% Other 8% Portfolio Overview 9 TTM Hotel EBITDA as of December 31, 2016 for the 121 owned hotels as of March 22, 2017 Hotel EBITDA in thousands Hotel EBITDA by Brand Hotel EBITDA by Manager Hotel EBITDA by MSA Hotel EBITDA by Chainscale Top Ten Markets Marriott 57% Hilton 27% Hyatt 4% IHG 6% Independent 6% Marriott 32% Hilton 6% Hyatt 3% Remington 58% Interstate 1% Upscale 34% Upper-Upscale 54% Luxury 5% Upper-Midscale 3% Independent 4% TTM Hotel % of EBITDA Total Washington DC Area $45,207 9.6% San Fran/Oakland, CA $34,559 7.3% Los Angeles Metro Area $33,163 7.0% Atlanta, GA $32,131 6.8% NY/NJ Metro Area $29,905 6.3% DFW, TX $26,180 5.6% Boston, MA $25,665 5.4% Nashville, TN $25,527 5.4% MN/St. Paul Area $16,975 3.6% Miami Metro Area $11,920 2.5% Total Portfolio $471,216 100.0%

52% 58% 59% 43% 41% 42% 58% 22% 53% 60% 59% 68% 70% 47% 57% 53% -200% -175% -150% -125% -100% -75% -50% -25% 0% 25% 50% 75% 100% 2008 2009 2010 2011 2012 2013 2014 2015 2016 Non-Remington Remington Remington Outperformance - Profitability  Remington has outperformed in EBITDA flow-through 7 out of the last 9 years 10 NOTE: Remington managed hotels owned by Ashford Trust and Ashford Prime as compared to Non-Remington managed hotels Hotel EBITDA Flow-Through  Superior management of downside risk and cash flow loss -800 -808% 334% 300

Embassy Suites Portland: Secured a new, high quality restaurant tenant, upgrading TV and Wi-Fi to improve guest experience Ritz Carlton Atlanta: Completed restaurant renovation, extensive guestroom renovation scheduled for Q4 ($21M), expanding Ritz Carlton Club Lounge, expanded/updated gift shop into upscale retail market Marriott Beverly Hills: 55% 2016 RevPAR growth (first full year since $28M conversion from Crowne Plaza) Hyatt Regency Savannah: Completed extensive room renovation with shower conversions and Increased premium rooms inventory by 70 rooms to drive ADR Marriott Bridgewater: Converted 30 king rooms to double/double rooms to capture more group business; increase premium room type by 43.5% to capture higher ADR. Recently completed a lobby and restaurant renovation W Hotel Atlanta Downtown: Terminated existing BLT Steak outlet management agreement and brought the operation in-house with a projected annual positive GOP impact of almost $300k Courtyard Denver Airport: Secured two significant pieces of airline crew business that will drive significant share growth in 2017 W & LeMeridien Minneapolis: Worked with existing restaurant tenant at LM to extend lease under more favorable terms. Leased underutilized lobby space at W MPLS to Manny’s for a Private Dining Room 11 Asset Management Initiatives - Recent

Renaissance Nashville: Partnering with developer to redevelop Nashville Convention Center resulting in new, premium meeting space, extending meeting space lease from 11 years to 99 years with no upfront or ongoing lease payments Marriott Crystal Gateway: Spending $30M on major renovations: all guestrooms, lobby & restaurant, addition of M Club, new and expanded fitness center, adding 6 keys and additional meeting space Hilton Boston Back Bay: Shifted revenue strategies to increase off-season occupancy to add significant incremental revenue, spending $11.3M in 2017 on guestroom and lobby renovation Hyatt Regency Savannah: Extensive food and beverage outlet repositioning and full lobby renovation nearly complete. New Meeting space created as well. Opening new retail market Marriott Dallas DFW: Converting from brand to franchise managed (Remington) on May 24th. Comprehensive ballroom and meeting space renovation in summer 2017 Embassy Suites Santa Clara: Spending $10.4M on 2017 guestrooms and lobby renovation to include larger market and fitness area Engaged expense consultant: Charged with examining all contracted services in select hotels and negotiating improved terms to drive profit at existing operations Exploring Outdoor Advertising: Working with several consultants to explore outdoor advertising (Wall wraps, video boards, and free-standing) to monetize underutilized outdoor space Time/Motion studies: Engaged a consultant to analyze current work habits in several hotels and propose labor savings initiatives 12 Asset Management Initiatives - Upcoming

13 Value Creation Through Active Asset Management 55.8% 52.0% 40.5% 47.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 2016 3-Yr Avg AHT Peer Avg Portfolio Hotel EBITDA Flow-Through *Peers include DRH, HST, INN, LHO, CHSP, HT, SHO, RLJ, FCH Note: Pro forma Hotel EBITDA flow-through information not available for CLDT *  Ashford management creates value in both brand and non-brand managed assets  Hotel EBITDA flow-through has outperformed the peer average for the last three years  Portfolio has produced RevPAR gains relative to our competitors for three consecutive years W Atlanta Downtown W Minneapolis Foshay Le Meridien Minneapolis FY2016 EBITDA Flow-Thru: 157% First full year of ownership FY2016 EBITDA Flow-Thru: 115% First full year of ownership FY2016 EBITDA Flow-Thru: 84% First full year of ownership

Case Study – Conversion to Remington Managed 14 Implemented Strategies:  Increased club room premium pricing from $30 to $45  Increased corporate group room nights to 25% mid-week to ensure sell-outs and push rate  Improved pattern management and business mix to increase higher rated retail contribution  Moved to premium pricing, allowing restriction of premium rooms and preferred business management  Aggressively priced preferred rooms rates 25%- 30% YOY Marriott Fremont – Fremont, CA *$ in Thousands (1) As of December 31, 2016  Announced forward cap rate and EBITDA multiple of 8.1% and 10.0x, respectively  Actual cap rate and EBITDA multiple of 10.9% and 7.9x, respectively  Current cap rate and EBITDA multiple of 15.6% and 5.7x, respectively (1)  Acquired for $50 million in Aug 2014; Oct 2016 refi had allocated loan amount of $61 million TTM Pre-Takeover TTM Post-Takeover Increase (%, BPs) Total Revenue* $19,140 $22,153 15.7% RevPAR $107.1 $130.5 21.8% GOP margin 27.0% 38.1% +1,116 EBITDA margin 20.9% 30.0% +916 Marriott Fremont

Case Study – Marriott Beverly Hills Conversion 15

16 Case Study – Marriott Beverly Hills Conversion (cont.)  The Marriott Beverly Hills officially opened on July 1, 2015 and the renovation concluded in August  Trust invested $21mm, net of key money from Marriott*  Prior to the conversion, the hotel had June 2015 TTM NOI of $5.6mm  FY2016 NOI of $10.3mm  Received an award from Marriott International for renovation excellence  FY2016 performance (first full year since conversion):  Total revenue growth of 52%  Room rate growth of 31%  Hotel EBITDA flow-through of 53%  A gain of 3,760 bps in market share versus the tract scale * Not all of this capital was incremental. Hotel was in need of a renovation. “Refresh” capital requirements per Crowne standards were estimated to be $8mm.

17 Case Study – Marriott Beverly Hills Conversion (cont.) Lobby Bar Restaurant Front Desk Lobby

18 Case Study – Marriott Beverly Hills Conversion (cont.) Guestroom Boardroom Guestroom Club Lounge

Aggressive Asset Management – W Atlanta Downtown 19  Acquired in July 2015  237 keys, 9,000 sq. ft. of meeting space  Located in the heart of Downtown Atlanta  Close proximity to the downtown and midtown demand generators: Centennial Olympic Park, the Atlanta Aquarium, and Georgia Dome  Replaced unprofitable restaurant manager and re-positioned restaurant  New management of the on-premise digital billboard  Renegotiated valet parking agreement  Eliminated operational loss at Bliss Spa through restructuring  Full year 2016 (first full year of ownership) EBITDA flow-thru of 157%, and EBITDA growth of 27% W Atlanta – Atlanta, GA W Atlanta – Atlanta, GA Hotel Overview: Investment Highlights

Capital Structure and Net Working Capital  Appropriate use of leverage to more cost effectively invest in the hotel cycle  Current net working capital of approximately $4.65 per share  All debt is non-recourse, property level mortgage debt  Targeted cash balance of 25% to 30% of market capitalization  Hedge unfavorable economic shocks 20 (1) As of December 31, 2016 (2) Adjusted for sale of the Renaissance Portsmouth and Embassy Suites Syracuse (3) At market value as of March 22, 2017 Enterprise Value (1) Net Working Capital (1) Figures in millions except per share values Stock Price (As of March 22, 2017) $5.85 Fully Diluted Shares Outstanding 115.1 Equity Value $673.5 Plus: Preferred Equity 553.1 Plus: Debt (2) 3,735.9 Total Market Capitalization $4,962.5 Less: Net Working Capital (535.4) Total Enterprise Value $4,427.2 Cash & Cash Equivalents $348.0 Restricted Cash 144.2 Investment in Securities Fund 104.1 Accounts Receivable, net 44.9 Prepaid Expenses 17.9 Due From Affiliates, net (17.3) Due from Third Party Hotel Managers 10.6 M rket Value of Ashford, Inc. Investment (3) 35.9 Total Current Assets $688.4 Accounts Payable, net & Accrued Expenses $128.2 Dividends Payable 24.8 Total Current Liabilities $153.0 Net Working Capital $535.4

Debt Maturities and Leverage  Target Net Debt/Gross Assets of 50-60%  Maintain mix of fixed and floating rate debt (Currently 85% floating & 15% fixed)  Ladder maturities  Exclusive use of property-level, non-recourse debt 21 As of December 31, 2016 (1) Assumes extension options are exercised (2) Adjusted for sale of the Renaissance Portsmouth and Embassy Suites Syracuse Note: All debt yield statistics are based on EBITDA to principal. Debt Maturity Schedule (mm)(1) (2) Debt Yield: 14.2% Debt Yield: 12.6% Debt Yield: 21.9% Debt Yield: 14.1% Debt Yield: 11.3% Debt Yield: 11.1% $15.7 $201.2 $5.4 $96.9 $257.1 $533.9 $710.7 $1,467.0 $450.0 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 2017 2018 2019 2020 2021 Thereafter Fixed-Rate Floating-Rate

Corporate Governance Enhancements 22  Modification of the Company’s Equity Incentive Plan:  Requires stock ownership by directors and officers  Requires minimum vesting periods on stock options and stock appreciation rights issued  Modification of the Company’s By-Laws: Reduces the threshold from 35% to 30% of outstanding shares to call a special meeting of shareholders  Modification of the Company’s Stock Ownership Guidelines: Increases the required share ownership for director’s from 3x the director’s annual board retainer fee to 4x  Investor Feedback: Shared with Board at quarterly board meetings  Separation of Chairman and CEO roles: Effective February 2017

Board of Directors Diversity Matrix Professional Experience Geography Independence Real Estate / Hospitality C-Suite Executive Entrepreneurship Legal Southwest West Coast Northeast Southeast Independent Monty J. Bennett     Benjamin J. Ansell, M.D.     Fred Kleisner     Amish Gupta      Kamal Jafarnia     Philip S. Payne      Alan L. Tallis     23

Board of Directors Diversity Matrix (cont.) Age Ethnicity 25-40 41-55 56-70 White / Caucasian Middle Eastern / South Asia Monty J. Bennett   Benjamin J. Ansell, M.D.   Fred Kleisner   Amish Gupta   Kamal Jafarnia   Philip S. Payne   Alan L. Tallis   24

Key Takeaways 25  Focused on increasing shareholder value through simplifying strategy and improving portfolio quality  Strong management team with a long track record of creating shareholder value  Highest dividend yield in the industry  Highly-aligned platform through management structure and high insider ownership

Company Presentation – April 2017